SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 26, 2001

Electro-Sensors, Inc.

(Exact name of Registrant as Specified in its Charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

0-9587	41-0943459
(Commission File Number)	(IRS Employer
Identification No.)

6111 Blue Circle Drive

Minnetonka, Minnesota  55343

(Address of Principal Executive Offices and Zip Code)

(952) 930-0100

(Registrant’s telephone number, including area code)

Item 5.    Other Events.

                On or about March 26, 2001, Electro-Sensors, Inc. (the “Company”) mailed to shareholders a Notice of Annual Meeting and Proxy Statement relating to the Annual Meeting of Shareholders held April 25, 2001.  The following information was inadvertently omitted from the Company’s Proxy Statement:

AUDIT COMMITTEE REPORT

                The Board of Directors maintains an Audit Committee comprised of three of the Company’s outside directors.  The Board of Directors and the Audit Committee believe that the Audit Committee’s current member composition satisfies the rule of the National Association of Securities Dealers, Inc. (“NASD”) that governs audit committee composition, Rule 4310(c)(26)(B)(iii), including the requirement that audit committee members all be “independent directors” as that term is defined by NASD Rule 4200(a)(14).

                In accordance with its written charter adopted by the Board of Directors (set forth in Exhibit 99 to this Form 8-K), the Audit Committee assists the Board of Directors with fulfilling its oversight responsibility regarding the quality and integrity of the accounting, auditing and financial reporting practices of the Company.  In discharging its oversight responsibilities regarding the audit process, the Audit Committee:

(1)	reviewed and discussed the audited financial statements with management;

(2)	discussed with the independent auditors the material required to be discussed by Statement on Auditing Standards No. 61; and

(3)

reviewed the written disclosures and the letter from the independent auditors required by the Independence Standards Board’s Standard No. 1, and discussed with the independent auditors any relationships that may impact their objectivity and independence.

Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000, as filed with the Securities and Exchange Commission.

                Members of the Audit Committee:

                                                                Joseph A. Marino

                                                                Geoffrey W. Miller

                                                                John S. Strom

AUDIT FEES

                Schweitzer Karon & Bremer LLC acted as the Company’s independent auditors for the fiscal year ended December 31, 2000.

                Audit Fees.  The aggregate fees billed by Schweitzer Karon & Bremer LLC for professional services rendered in connection with the audit of the Company’s annual financial statements for fiscal 2000 and reviews of the financial statements included in the Company’s Forms 10-QSB for fiscal 2000 were $51,132.

                Financial Information Systems Design and Implementation Fees.  Schweitzer Karon & Bremer LLC did not bill any fees for financial information systems design and implementation services rendered to the Company during fiscal 2000.

                All Other Fees.  The aggregate fees billed by Schweitzer for all other non-audit services rendered to the Company during fiscal 2000, including fees for tax-related services, were $34,659.

                The Company’s Audit Committee has considered whether provision of the above non-audit services is compatible with maintaining Schweitzer Karon & Bremer LLC independence and has determined that such services have not adversely affected Schweitzer Karon & Bremer LLC’s independence.

Item 7.    Financial Statements and Exhibits.

                (a)           Financial statements of businesses acquired:

                                                None

                (b)           Proforma financial information:

                                                None

                (c)           Exhibits:

                                                See Exhibit Index on page following Signatures

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTRO-SENSORS, INC.

		By	\S\	Bradley D. Slye
Date	October 18, 2001	Bradley D. Slye, President

EXHIBIT INDEX

ELECTRO-SENSORS, INC.

FORM 8-K

Exhibit Number	Description

99	Audit Committee Charter